                                                               EXHIBIT 1.A.10(a)

[LOGO]  NATIONAL LIFE  National Life Insurance Company
        OF VERMONT     Montpelier, Vermont 05604                                                         SURVIVORSHIP LIFE INSURANCE
                       Tel: 802 229-3333                                                                        APPLICATION - PART A
====================================================================================================================================
Read instructions before completing this application.  Check the appropriate use of this application:
                                                         [ ] Life Application              [ ] Qualified Retirement Plan -
------------------------------------------------------------------------------------------------------------------------------------
Agency Name and Number:                              Branch No.:                                Policy Number:
====================================================================================================================================
A-1.  PRIMARY INSURED INFORMATION

1.1.  Name: (Print first, middle, last)                                  1-9.  Smoker Status: Does the Primary Insured now use
                                                                               nicotine products in any form (including
      ------------------------------------------------------                   cigarettes, cigars, chewing tobacco, smokeless
1.2.  Social Security Number:                                                  tobacco, pipe, "the patch", snuff or nicotine gum)
                                                                               or has the Primary Insured used nicotine products
      ------------------------------------------------------                   in any form within the last 12 months?
1.3.  Birthdate: (mm/dd/yyyy)                                                                                        [ ] Yes [ ]  No
                                                                               If 'Yes,' details:
      ------------------------------------------------------
1.4.  Birthplace: (State or Foreign Country)

      ------------------------------------------------------
1.5.  Sex: [ ] Male [ ] Female

      ------------------------------------------------------
1.6.  Issue Policy at age:                                               1-10. Have you ever applied for life, health or disability insurance or reinstatement of life, health or
      ------------------------------------------------------                   disability insurance which was declined, postponed,
1-7.  Residence Address: (Give street and number, city                         rated or modified in any way?         [ ] Yes [ ] No
      or town, state and zip code.)                                            If 'Yes,' details:



------------------------------------------------------------                   ----------------------------------------------------
1-8.  Employment Information:                                            1-11. Are you or do you have any intention of becoming
                                                                               a member of a military organization?  [ ] Yes [ ] No
      a. Employer:                                                             If 'Yes,' details:

      b. Kind of Business:

      c. Business Address:                                                     ----------------------------------------------------
                                                                         1-12. a. Driver's License Number:
                                                                                                          -------------------------
      d. How long employed by present employer:                                b. State Licensed in:
                                                                                                    -------------------------------
                                                                               c. Have you had any moving vehicle violations or had
      e. Occupation:                                                              your motor vehicle driving license suspended or
                                                                                  revoked during the last three years or have you
      f. Specific duties:                                                         been convicted of Driving Under the Influence
                                                                                  during the last five years?        [ ] Yes [ ] No
      g. Length of time in present position:                                      If 'Yes,' details:

      h. Any change contemplated? [ ] Yes [ ] No
         If 'Yes', details:
                                                                               -----------------------------------------------------
      i. Is the Primary Insured actively at work at the                  1-13. In the past six months have there been or are
         customary workplace and actually doing the                            there now pending other negotiations for life or
         usual duties and functions required by the                            disability insurance?                 [ ] Yes [ ] No
         position during the normal work hours and                             If 'Yes,' list companies, amount, purpose and
         weekly period?           [ ] Yes [ ] No                               total amount to be purchased.
         If 'No', details:
====================================================================================================================================

7500(0198) A                                                          Page 1 of
Cat.  No. 45268

SURVIVORSHIP LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
A-1.  PRIMARY INSURED INFORMATION - Continued                                 (The Agent will provide you with any Replacement
      (If 'Yes', is selected for questions 1-14, 1-15 or 1- 16,               forms required by law.)
      complete form 1480, Avocation, Aviation & Foreign                 1-18. Has there been or will there be a lapse,
      Travel Supplemental Application.)                                       surrender, replacement, reissue, conversion,
                                                                              or change to reduce amount, premium or period of
1-14. Have you within the last three years participated in                    coverage of any existing life, disability or
      or do you intend to participate in any motor powered                    annuity contract if the applied for policy or
      racing, scuba, skin or sky diving, rodeos, hang                         rider is issued?                      [ ] Yes [ ] No
      gliding, or any other avocation generally considered                    If 'Yes,' list Company Name(s) and Policy
      hazardous?                              [ ] Yes [ ] No                  Number(s):
      ------------------------------------------------------------
1-15. Have you within the last three years been or do you have any intention of becoming a pilot, student pilot or crew
      member of any type of aircraft?         [ ] Yes [ ] No
      ------------------------------------------------------------            ------------------------------------------------------
1-16. Do you intend to travel or reside outside the USA for             1-19. Will there be any substantial borrowing on any life
      more than two weeks in a year?          [ ] Yes [ ] No                  insurance policy if the applied for policy or rider
      ------------------------------------------------------------            is issued?                            [ ] Yes [ ] No
1-17. Are there any insolvency or bankruptcy proceedings                      If 'Yes,' list Company Name(s) and Policy Number(s):
      now pending against the Primary Insured, or has
      there been any such proceedings during the last
      seven years?                            [ ] Yes [ ] No

      ------------------------------------------------------------------------------------------------------------------------------
1-20. LIFE INSURANCE IN FORCE ON LIFE OF PRIMARY INSURED: Indicate Type of Insurance: B = Business, G = Group,
      P = Personal.  MUST indicate 'None,' if no insurance.
                                                                Total Coverage
                                         Total Amount            Protected by       Total Accidental        Date of         Paid to
      Company Name:          Type:       Life Insurance:      Waiver of Premiums:    Death Benefit:         Issue:          Date:
                                         $                   $                     $




------------------------------------------------------------------------------------------------------------------------------------





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
7500(0198)A                                                      Page 2 of

SURVIVORSHIP LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
A-2.  SECONDARY INSURED INFORMATION

2.1.  Name: (Print first, middle, last)                                 2-9.  Smoker Status: Does the Secondary Insured now
                                                                              use nicotine products in any form (including
      ----------------------------------------------------                    cigarettes, cigars, chewing tobacco, smokeless
2.2.  Social Security Number:                                                 tobacco, pipe, "the patch", snuff or nicotine gum) or
                                                                              has the Primary Insured used nicotine products in
      ----------------------------------------------------                    any form within the last 12 months?
2.3.  Birthdate: (mm/dd/yyyy)                                                                                        [ ] Yes [ ] No
                                                                              If 'Yes,' details:
      ----------------------------------------------------
2.4.  Birthplace: (State or Foreign Country)

      ----------------------------------------------------
2.5.  Sex:     [ ] Male      [ ] Female

      ----------------------------------------------------                    ------------------------------------------------------
2.6.  Issue Policy at age:                                              2-10. Have you ever applied for life, health or disability insurance or reinstatement of life, health or
      ----------------------------------------------------                    disability insurance which was declined, postponed,
2-7.  Residence Address: (Give street and number, city                        rated or modified in any way?          [ ] Yes [ ] No
      or town, state and zip code.)                                           If 'Yes,' details:

      ----------------------------------------------------
2-8.  Employment Information:                                           2-11. Are you or do you have any intention of becoming
                                                                              a member of a military organization?   [ ] Yes [ ] No
      a. Employer:                                                            If 'Yes,' details:

      b. Kind of Business:

      c. Business Address:                                                    ------------------------------------------------------
                                                                        2-12. a. Driver's License Number:
      d. How long employed by present employer:                                                          ---------------------------
                                                                              b. State Licensed in:
      e. Occupation:                                                                               ---------------------------------
                                                                              c. Have you had any moving vehicle violations or had
      f. Specific duties:                                                        your motor vehicle driving license suspended or
                                                                                 revoked during the last three years or have you
      g. Length of time in present position:                                     been convicted of Driving Under the Influence
                                                                                 during the last five years?         [ ] Yes [ ] No
      h. Any change contemplated?       [ ] Yes [ ] No                           If 'Yes,' details:
         If 'Yes', details:

                                                                              ------------------------------------------------------
      i. Is the Secondary Insured actively at work at the               2-13. In the past six months have there been or are there
         customary workplace and actually doing the                           now pending other negotiations for life or disability
         usual duties and functions required by the                           insurance?                             [ ] Yes [ ] No
         position during the normal work hours and                            If 'Yes,' list companies, amount, purpose and total
         weekly period?                 [ ] Yes [ ] No                        amount to be purchased.
         If 'No', details:





====================================================================================================================================

7500(0198)A                                                    Page 3 of

SURVIVORSHIP LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
A-2.  SECONDARY INSURED INFORMATION - Continued                               (The Agent will provide you with any Replacement
                                                                              forms required by law.)
      (If 'Yes', is selected for questions 1-14, 1-15 or 1-16,
      complete form 1480, Avocation, Aviation & Foreign                 2-18. Has there been or will there be a lapse, surrender,
      Travel Supplemental Application.)                                       replacement, reissue, conversion, or change to reduce
                                                                              amount, premium or period of coverage of any existing
2-14. Have you within the last three years participated in                    life, disability or annuity contract if the applied
      or do you intend to participate in any motor powered                    for policy or rider is issued?          [ ] Yes [ ] No
      racing, scuba, skin or sky diving, rodeos, hang gliding,
      or any other avocation generally considered                             If 'Yes,' list Company Name(s) and Policy Number(s):
      hazardous?                              [ ] Yes [ ] No
      ---------------------------------------------------------------
2-15. Have you within the last three years been or do you
      have any intention of becoming a pilot, student pilot
      or crew member of any type of aircraft? [ ] Yes [ ] No
      ---------------------------------------------------------------         ------------------------------------------------------
2-16. Do you intend to travel or reside outside the USA for             2-19. Will there be any substantial borrowing on any life
      more than two weeks in a year?          [ ] Yes [ ] No                  insurance policy if the applied for policy or rider
                                                                              is issued?                              [ ] Yes [ ] No
      ---------------------------------------------------------------
2-17. Are there any insolvency or bankruptcy proceedings                      If 'Yes,' list Company Name(s) and Policy Number(s):
      now pending against the Primary Insured, or has
      there been any such proceedings during the last
      seven years?                            [ ] Yes [ ] No

      ------------------------------------------------------------------------------------------------------------------------------
2-20. LIFE INSURANCE IN FORCE ON LIFE OF SECONDARY INSURED: Indicate Type of Insurance: B = Business, G =
      Group, P = Personal.  MUST indicate 'None,' if no insurance.
                                                            Total Coverage
                                       Total Amount          Protected by         Total Accidental     Date of      Paid to
      Company Name:        Type:       Life Insurance:    Waiver of Premiums:      Death Benefit:      Issue:       Date:
                                       $                  $                       $





------------------------------------------------------------------------------------------------------------------------------------





====================================================================================================================================

7500(0198)A                                                        Page 4  of

SURVIVORSHIP LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
B.   POLICY INFORMATION:                                               7.  Additional Variable Product Options: Continued
  1. Plan:                                                                 (Complete only for SVUL & SUL products.)
                                                                           b. Are the two Proposed Insureds legally married to
     -------------------------------------------------------                  each other?                         [ ] Yes [ ] No
  2. Sex Issue Class: (Check one.)
     [ ] Sex Distinct                                                         (This question must be answered if either EPR or PSO
     [ ] Sex Neutral                                                          is requested.)
     -------------------------------------------------------               ---------------------------------------------------------
                                                                           c. Federal Income Tax Qualification as Life Insurance:
  3. Amount: $
                                                                              [ ]  Guideline Premium and Cash Value Corridor
     -------------------------------------------------------                       Test (GLP)
  4. Premium Interval:
     (Check one box and provide requested information.)                       [ ]  Cash Value Accumulation Test (CVAT)
     [ ] Annual                                    12 Months                       (If CVAT is selected, Death Benefit Option B is
     [ ] Semiannual                                 6 Months                       not available, and no increases in Face Amount
     [ ] Quarterly                                  3 Months                       may be made on this policy after the Date of
     [ ] Monthly (may use for SVUL and SUL          1 Month                        Issue.)
         only in Group and Pension cases.)                                ----------------------------------------------------------
     [ ] COM (No., if existing):                    1 Month               d. Death Benefit Option:
                                 -----------------                           [ ] Option A - Face Amount
     [ ] Single Premium                                                      [ ] Option B - Face Amount, plus Accumulated Value
                       --------------------------------------                     (Not available if CVAT is elected.)
     --------------------------------------------------------             ----------------------------------------------------------
  5. Special Billing Type:                                                e. Planned Periodic Premium:
     (Not applicable for Qualified Retirement Business)                        $
                                                                          ----------------------------------------------------------
     [ ] Group No.:                                                    8. Additional Traditional Product Options:
                   -----------------------------------------
         Payroll Deduction            [ ] Yes [ ] No                      (Complete only for Traditional Joint Life products.)
     [ ] Government Allotment                                             a. Additional Benefits:
     -------------------------------------------------------
  6. Send premium notices to: (Check one box)                                [ ] Annual Premium (APAR)    $
     [ ] Residence (A-1-7)           [ ] Residence (A-2-7)                                                 -------------------------
     [ ] Business (A-1-8.c.)         [ ] Business (A-2-8.c.)                      [ ] Payable on a Modal Basis
     [ ] Owner                                                               [ ] Single Premium (SPAR)    $
     [ ] Other: (Give name and address.)                                     [ ] Rider for Split of Policy  ------------------------
                                                                                    Are the two Proposed Insureds legally
                                                                                    married to each other?        [ ] Yes [ ] No
                                                                             [ ] Rider for Exchange to New Insureds
                                                                             [ ] Other:
     -------------------------------------------------------               ---------------------------------------------------------
  7. Additional Variable Product Options:                                  b. Life insurance policy loan interest rate:
    (Complete only for SVUL & SUL products.)                                  Variable Limit on loan interest rate, if any _____ %
    a.  Additional Benefits:                                               ---------------------------------------------------------
        [ ] Additional Protection                                          c. Automatic payment of premium is: [ ] requested
              Benefit (APB)             $                                                                      [ ] not requested
        [ ] Automatic Increase           -------------------               ---------------------------------------------------------
              Rider (AIR)               %                                  d. Use of Dividends: (Check one box and provide
                                         -------------------                  requested information.)
        [ ] Enhanced Death Benefit Rider (EDBR)                               [ ] Cash
              Target Age                                                      [ ] Applied
                        ------------------                                    [ ] Held
        [ ]  Estate Preservation                                              [ ] Additions
              Rider (EPR)               $                                     [ ] Dividend Protection Riders: (Check one box.)
                                         -------------------                         [ ] One Yr. Term + Adds = $
                                                                                                                --------------------
        [ ] Extended Maturity Rider (EMR)                                                (Flex Term I / B Decreasing
        [ ] Guaranteed Death Benefit (GDB) (SVUL only)
        [ ] Rider for Split of Policy (PSO)                                          [ ] One Yr. Term = $                     , Adds
        [ ] Term Rider                                                                                   --------------------
              Primary Insured           $                                                (Flex Term II / A Level)
                                         -------------------                  [ ] Dividend Term Option balance to:
              Secondary Insured         $                                                                         ------------------
                                         -------------------
        [ ] Other:



====================================================================================================================================

7500(0198)A                                         Page 5 of

SURVIVORSHIP LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
B.    POLICY INFORMATION: Continued
      9. Qualified Retirement Business ONLY:
         a. Issue Date: (mm/dd/yyyy)
                                    ----------------------
         b. Underwriting Class (Check one box.)
            [ ] Full Underwriting
            [ ] Guaranteed Issue
            [ ] Automatic Issue
            [ ] Simplified Underwriting (If either question 1 or 2 is answered
                'Yes,'give the following details in the space provided:  Nature of ailment, date, duration, and names and addresses of
                attending physicians.)

                   1. Have you been admitted to a hospital or medical facility in the past 90 days or been advised in the past 90 days by a member of the medical profession to be admitted to a hospital or medical facility?

                                     Primary Proposed Insured
                                          [ ] Yes [ ] No

                                     Secondary Proposed Insured
                                          [ ] Yes [ ] No

                   2. In the past two years have you been treated for or
                      advised by a member of the medical profession to seek treatment for heart problems (including angina), stroke, or cancer, or been treated for or diagnosed as having
                      AIDS or AIDS Related Complex (ARC)?

                                      Primary Proposed Insured
                                          [ ] Yes [ ] No

                                      Secondary Proposed Insured
                                          [ ] Yes [ ] No





====================================================================================================================================

7500(0198)A                                                           Page 6 of

SURVIVORSHIP LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
C. INVESTMENT INFORMATION: (For SVUL use ONLY)                     C. INVESTMENT INFORMATION: Continued
   1. Has the Applicant received a prospectus?                        6. Dollar Cost Averaging:
                                      [ ] Yes [ ] No                     Once each month, the Accumulated Value in the
      -------------------------------------------------------            amount designated below is to be transferred from
   2. Does the Applicant understand that the Cash                        the Money Market Sub-Account to the other
      Surrender Value and Death Benefit may increase or                  Sub-Accounts as apportioned below.
      decrease based on the policy's investment return?                  a. Allocation:
                                      [ ] Yes [ ] No                     (The total allocation amount may not be less than $100.)

      -------------------------------------------------------            MARKET STREET FUND:
   3. Does the Applicant believe that this policy will meet              $         Common Stock Sub-Account
      his or her insurance needs and financial objectives?                ---------
                                      [ ] Yes [ ] No                     $         Aggressive Growth Sub-Account
      -------------------------------------------------------             ---------
   4. Allocation:                                                        $         Managed Sub-Account
   a. Allocate net premium accordingly: (Use only whole                   ---------
      percentages. If a fund is chosen, allocation may not               $         Bond Sub-Account
      be less than 5%.)                                                   ---------
      MARKET STREET FUND:                                                $         International Sub-Account
      %     Money Market Sub-Account                                      ---------
       -----                                                             $         Sentinel Growth Sub-Account
      %     Common Stock Sub-Account                                      ---------
       -----                                                             FIDELITY INVESTMENTS (VIP FUNDS):
      %     Aggressive Growth Sub-Account                                $         Equity-Income Sub-Account
       -----                                                              ---------
      %     Managed Sub-Account                                          $         Overseas Sub-Account
       -----                                                              ---------
      %     Bond Sub-Account                                             $         Growth Sub-Account
       -----                                                              ---------
      %     International Sub-Account                                    $         High Income Sub-Account
       -----                                                              ---------
      %     Sentinel Growth Sub-Account                                  $         Index 500 Sub-Account
       -----                                                              ---------
      FIDELITY INVESTMENTS (VIP FUNDS):                                  $         Contrafund Sub-Account
      %     Equity-Income Sub-Account                                     ---------
       -----                                                             THE ALGER AMERICAN FUND:
      %     Overseas Sub-Account                                         $         Growth Sub-Account
       -----                                                              ---------
      %     Growth Sub-Account                                           $         Small Capitalization Sub-Account
       -----                                                              ---------
      %     High Income Sub-Account                                      STRONG CAPITAL FUNDS:
       -----                                                             $         Strong Opportunity Sub-Account
      %     Index 500 Sub-Account                                         ---------
       -----                                                             $         Strong Growth Sub-Account
      %     Contrafund Sub-Account                                        ---------
       -----                                                             VAN ECK WORLDWIDE FUND:
      THE ALGER AMERICAN FUND:                                           $         Worldwide Bond Sub-Account
      %     Growth Sub-Account                                            ---------
       -----
      %     Small Capitalization Sub-Account                             OTHER: (As available.)
       -----
      STRONG CAPITAL FUNDS:                                              $
      %     Strong Opportunity Sub-Account                                --------- ------------------------------------------------
       -----                                                             $
      %     Strong Growth Sub-Account                                     --------- ------------------------------------------------
       -----                                                             $
      VAN ECK WORLDWIDE FUND:                                             --------- ------------------------------------------------
      %     Worldwide Bond Sub-Account                                   $
       -----                                                              --------- ------------------------------------------------
      %100 TOTAL                                                         $          TOTAL ALLOCATION:
      ------------------------------------------------------             -----------------------------------------------------------
      b. Does the Applicant elect that all Monthly Deduction          7. Telephone Transaction Privilege:
         charges be deducted from the Money Market                       Does the Applicant authorize the Company to accept
         Sub-Account to the extent the Accumulated Value                 telephoned requests by the Owner to:
         in such Sub-Account is sufficient to pay such charges?           * Transfer unloaned Accumulated Value among the
                                              [ ] Yes [ ] No                General Account and Sub-Accounts of the Separate
         Otherwise, the Monthly Deduction charges will be                   Account; and
         deducted from all Sub-Accounts of the Separate                   * Effect Policy Loans up to $10,000 and;
         Account in proportion to the distribution of the                 * Change the premium allocation percentages; and
         Accumulated Value on the date of the deduction.                  * Change the distribution of fund allocations
      ------------------------------------------------------                according to the Portfolio Rebalancing feature?
   5. Portfolio Rebalancing:
      a. Does the Applicant request Portfolio Rebalancing                a. Does the Applicant authorize the Company to
         through which the Accumulated Values in the                        accept telephone requests by the Owner to:
         Sub-Accounts of the Separate Account will be
         automatically reallocated according to the fund
         allocation percentages?              [ ] Yes [ ] No

      b. Frequency: [ ] Annual [ ] Semi-Annual [ ] Quarterly





====================================================================================================================================

7500(0198)A                                             Page 7 of

SURVIVORSHIP LIFE INSURANCE APPLICATION - PART A - Continued
====================================================================================================================================
D. OWNER INFORMATION:                                                    D. OWNER INFORMATION: Continued
   1. Owner: (Check one box and provide requested                             [ ] QUALIFIED PENSION OR PROFIT SHARING TRUST
      information.  If Owner is a minor, complete "Limitations                    (Name of Trust Agreement)
      of Ownership," form 1481.  If this is an SVUL Policy, the                                            ------------------------
      Owner may NOT be a minor.)
                                                                                  -------------------------------------------------

      [ ] INSURED (Full name of only one of the Proposed Insureds)                -------------------------------------------------

          ---------------------------------------------------------           [ ] AS PER SUPPLEMENTAL REQUEST.
          while living, otherwise the executors or administrators              ----------------------------------------------------
          of the named Insured's estate.                                    2. Address: (Give street and number, city or town,
                                                                               state and zip code.)
      [ ] OTHER INDIVIDUAL (Name, Date of Birth & Relationship)

          ---------------------------------------------------------
          while living, thereafter (Name, Date of Birth &
          Relationship)

          ---------------------------------------------------------
          contingent owner, while living, and thereafter                    3. Social Security or Taxpayer ID Number if Owner
          (Check one box.)                                                     is other than Insured:
              [ ] Insured.                                                     (Complete IRS form W-9.)
              [ ] Estate of last survivor of the name owners.            -----------------------------------------------------------
                  NOTE: If neither box is checked, the final owner is    E. BENEFICIARY INFORMATION:
                        the estate of last survivor of the named owners.    1. Beneficiary: (Check one box or fill in the  First and
                                                                               Second Beneficiary information.)
      [ ] CORPORATION (Full Legal Name)                                        The right to change the beneficiary is reserved.
                                       ----------------------------            [ ]  CORPORATION described in section D.
                                                                               [ ]  PARTNERSHIP described in section D.
          ---------------------------------------------------------            [ ]  LIMITED PARTNERSHIP described in section D.
          incorporated in (State),                                             [ ]  LIMITED LIABILITY COMPANY described in
                                  ---------------------------------                     section D.
          its successors or assigns.                                           [ ]  TRUST described in section D.
      [ ] PARTNERSHIP (Full Legal Name)                                        [ ]  QUALIFIED PENSION OR PROFIT SHARING TRUST
                                       ----------------------------                     described in section D.
                                                                                    NOTE: If the policy is owned by a
          ---------------------------------------------------------                       qualified pension or profit sharing
          a partnership of (City & State)                                                 plan, all payments are protected by the
                                                                                          Spend-thrift Provision.
          ---------------------------------------------------------
          or any successor partnership doing business in said
          city under said name.                                                      (Give full names, addresses, dates of
      [ ] LIMITED PARTNERSHIP (Full Legal Name)                                      birth and relationships to Proposed Insureds.)
                                               --------------------

          ---------------------------------------------------------                  First -
          a (State),
                    -----------------------------------------------
          Limited Partnership, its successors or assigns.
      [ ] LIMITED LIABILITY COMPANY (Full Legal Name)

          ---------------------------------------------------------
          a (State),
                    -----------------------------------------------                  Second -
          Limited Liability Company, its successors or assigns.
      [ ] TRUST (Name of Trustee(s))
                                    -------------------------------

          ---------------------------------------------------------
          trustee(s) under an instrument of trust between
          (Name of Trustor)
                           ----------------------------------------

          ---------------------------------------------------------
          and said trustee(s), named (Name of Trust)

          ---------------------------------------------------------                  Payment will be shared equally by all First
                                                                                     beneficiaries who survive the Insureds; if
          ---------------------------------------------------------                  none, by all Second beneficiaries who so
          and dated (Date of Trust)                                                  survive; if none, payment will be made to
                                   -------------------------------                   the Owner or the Owner's estate.
          as heretofore or hereafter amended if trust is amend-
          able, or the successor(s) in said trust or assigns.
                                                                               [ ]   AS PER SUPPLEMENTAL REQUEST.



====================================================================================================================================

7500(0198)A                                        Page 8 of

===============================================================================
F. REMARKS:









================================================================================
G. PROPOSED INSUREDS' AGREEMENT:

   AUTHORIZATION TO RELEASE INFORMATION:
   We, the Proposed Insureds, hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of us or our health, to give to the National Life Insurance Company or its reinsurers any such information. We authorize National Life to request a copy of our driving records from the state motor vehicle department.

   In addition, we authorize the National Life Insurance Company to obtain investigative consumer reports. We also acknowledge receipt of copies of the Prenotifications relating to investigative consumer reports and the Medical Information Bureau.

   A photographic copy of this authorization shall be as valid as the original.

=============================================================================
H. PROPOSED INSUREDS' AND APPLICANT'S CERTIFICATION AND AGREEMENT:

   The statements and answers on Part A of this application are, to the best knowledge and belief of the respective Proposed Insureds, complete and true. They, together with the statements and answers on Part B of this application, shall be a part of the contract of insurance if one is issued. The Applicant, if someone other than the Proposed Insureds, agrees to be bound by all statements and answers signed by the Proposed Insureds in Parts A and B of this application.

================================================================================
7500(0198)A                                                       Page 9 of

================================================================================
I. APPLICANT'S AGREEMENT:

   National Life Insurance Company (the Company) may make administrative corrections and changes to this application. These, if any, are noted on the "Application Amendment" page which is attached to the policy at issue. Acceptance of any policy issued on this application will ratify and will be notice of any such change made. If the laws where the application is made so require, any change of amount, age at issue, class of risk, plan of insurance or benefits must be made in writing.

   The Agent taking this application has no authority to make, change or discharge any contract hereby applied for. The Agent may not extend credit on behalf of the Company. No statement made to or information acquired by any representative of the Company shall bind the Company unless set out in writing in Parts A and B of this application.

   If we have purchased variable insurance coverage and have elected the Telephone Transaction Privilege, we appoint the Company as our agent to act upon telephoned instructions reasonably believed to be authorized by us. We hereby ratify any telephone instructions so given and consent to the tape recording of these instructions. So long as the Company employs reasonable procedures to confirm that the instructions are genuine, we agree that we will not hold the Company liable for any unauthorized telephone instructions.

   The Company shall incur no liability under any policy issued on this application unless and until:

     a. such policy is delivered to the Owner, and
     b. the first premium is paid prior to any change in either Proposed Insured's good health and insurability.

   We have paid $___________________ for Life Insurance with this application, and we have received the Receipt. We have read the Receipt and understand it.

  ==============================================================================
J. SIGNATURES:

   1. Signed at: (City & State)                      date (mm/dd/yyyy)        .
                               ----------------------                 --------
   2. Sign names in    If Applicant is a Business Entity or Pension or Profit
      full below:      Sharing Trust, include full legal name and title.
                       If Applicant is a Personal/Business Trust, include
                       "Trustee" in signature.
                       If Applicant is an Individual other than Proposed
                       Insureds, print name below Applicant's signature.


   PRIMARY PROPOSED                                                      SECONDARY PROPOSED
   INSURED:                                                              INSURED:
   ------------------------------------------------------                -----------------------------------------------------





                                                                         SOLICITING
   APPLICANT:                                                            AGENT:
   ------------------------------------------------------                -----------------------------------------------------





================================================================================
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